Exhibit 99.1

Morgan Stanley Healthcare Conference Corporate Overview September 10, 2014

Safe Harbor We will make various remarks during this presentation that constitute "forward-looking statements" for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding: the Company's expected financial performance, including the degree to which it will achieve its financial guidance, strategic priorities, and development and operational goals for 2014; whether the Company's strategic commercial and tactical initiatives will help it achieve its near- and long-term corporate goals; the Company’s plans to reduce costs in 2014 and 2015 and the design and expected impact of such plans; the Company’s successful execution of such cost reductions, and the effects of such cost reductions, including whether they will streamline the Company’s operations, maximize its cash flow, drive sustainable earnings growth and accelerate profitability; whether the cost reductions will reduce annual operating expenses by at least $75 million in 2015; whether the merger with QLT will be consummated and, if consummated, whether , and the speed with which, it will be successful in creating a more competitive CD&L platform, strengthening the Company’s balance sheet, diversifying the Company’s product portfolio, expanding the Company’s North American footprint and orphan programs, and creating a more compelling growth platform from which the Company can drive long-term value creation or be a catalyst for the Company’s growth strategies; whether the Company will close its merger transaction with QLT in the fourth quarter of 2014, or at all; whether the Canadian domicile of QLT will create a more competitive platform to drive partnering and M&A and provide the Company with key financial and tax synergies; whether the merger transaction with QLT will enable the Company to reduce its effective tax rate; whether the Company will deleverage following the anticipated closing of the QLT merger and the planned cost reductions; whether the Company will grow and build shareholder value; whether the Company will pursue its stated strategic priorities, including building out its men’s healthcare portfolio and establish new specialty therapeutic areas; whether the Company will benefit from a broadened product portfolio and advanced R&D pipeline in orthopedics and dermatology; future performance of the products in the Company’s product portfolio; whether consolidating two sales forces into one urology-focused sales force will promote greater TESTOPEL market penetration; the degree to which the Company's execution on its strategic goals will lead to increased shareholder value;; whether the Company will realize the growth potential of those products in its portfolio which it believes have the opportunity to grow, including TESTOPEL, XIAFLEX for DC and edex; the degree to which XIAFLEX becomes the standard of care for the treatment of Dupuytren's contracture; whether the Company will continue to see an increase in the market share for XIAFLEX in Dupuytren’s; the continued success of the Company's U.S. launch of XIAFLEX for the treatment of Peyronie's disease and STENDRA, a treatment for erectile dysfunction (“ED”); the continued patient demand for the Auxilium Advantage system; insurance coverage for XIAFLEX for the treatment of Peyronie’s disease; the effects of STENDRA on the PDE5 market dynamic; the time to market, size of market, growth potential and therapeutic benefits of the Company's products and product candidates; the potential for XIAFLEX to be used in multiple indications; whether the number of Dupuytren's contracture procedures using XIAFLEX will increase and whether XIAFLEX's market share for such procedures will grow; whether and when the FDA will approve the Company's submission of a supplemental Biologics License Application to the FDA requesting approval of XIAFLEX for the treatment of two Dupuytren's contracture cords concurrently and the timing of such review; whether and when the FDA will approve the submission of the 15-minute onset of action label expansion for STENDRA to the FDA and the timing of such review; the impact of the price increase and first quarter product buy-in on future TESTOPEL revenues; the Company’s phase 2a study for Collagenase Clostridium Histolyticum (CCH) for the treatment of cellulite and the timing of the commencement of the planned phase 2b study for cellulite; and the timing of reporting results from the Company's phase 2b double-blind, placebo-controlled study of the safety and efficacy of CCH for the treatment of Stage 2 unilateral idiopathic Frozen Shoulder syndrome. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing words such as "may", "will", "should", "would", "expect", "intend", "plan", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "future", "continue", or "appear" or the negative of these terms or similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including adverse outcomes of litigation, general financial, economic, regulatory and political conditions affecting the biotechnology, medical device and pharmaceutical industries and those discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 under the heading "Risk Factors," as updated from time to time by the Company’s Quarterly Reports on Form 10-Q and, where applicable, Current Reports on Form 8-K. The Company’s securities filings are on file with the Securities and Exchange Commission (the "SEC") and may be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or by means of the Company's home page on the Internet at http://www.auxilium.com under the heading " Investors - SEC Filings." There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. In addition, forward-looking statements provide the Company's expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company's assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's assessments as of any date subsequent to the date of this presentation.

No Offer or Solicitation No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information Will be Filed with the Securities and Exchange Commission In connection with the proposed merger, QLT Inc. (“QLT”) has filed with the Securities and Exchange Commission (the “SEC”) a preliminary joint proxy statement of Auxilium Pharmaceuticals, Inc. (“Auxilium,” or the “Company”) and QLT that also constitutes a prospectus of QLT and which will ultimately become part of a Registration Statement on Form S-4. Auxilium and QLT will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about Auxilium and QLT, free of charge, at the website maintained by the SEC at www.sec.gov and, in QLT’s case, also at the website maintained by the Canadian Securities Administrators (the “CSA”) at www.sedar.com. You may also obtain these documents, free of charge, from Auxilium’s website (www.auxilium.com) under the heading “Investors – SEC Filings” or by directing a request to Auxilium, Attention: Investor Relations, 640 Lee Road, Chesterbrook, PA 19087. You may also obtain these documents, free of charge, from QLT’s website (www.qltinc.com) under the tab “Investors” and then under the headings “Securities Filings” and “Proxy Circulars,” or by directing a request to QLT, Attention: Investor Relations, 887 Great Northern Way, Suite 250, Vancouver, BC, Canada, V5T 4T5 The respective directors and executive officers of Auxilium and QLT and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Auxilium’s directors and executive officers is available in its definitive proxy statement filed with the SEC by Auxilium on April 10, 2014, and information regarding QLT’s directors and executive officers is available in its Annual Report on Form 10-K/A filed with the SEC and CSA by QLT on April 30, 2014. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC and the CSA when they become available.

Corporate Overview - Agenda Corporate Strategy and Business Platform Cost Restructuring Product Portfolio: Growth Opportunities XIAFLEX (Peyronie’s Disease and Dupuytren’s Contracture) STENDRA edex TESTOPEL R&D Pipeline and Franchise Development Label Expansion Opportunities Cellulite Frozen Shoulder Syndrome Strategic Priorities & Upcoming Milestones

Auxilium Executing Multi-Phase Growth Strategy Acquisition of Actient, STENDRA in-licensing Expanded product portfolio and established anchor leadership position in men’s healthcare Grew from 2 to 12 products PHASE ONE: 2013 PHASE THREE: 2015 & Beyond Fully leverage and grow the base business Diversify product revenue stream, build men’s healthcare portfolio and establish new specialty therapeutic areas Leverage commercial expertise, competitive platform and financial resources to aggressively pursue strategic partnering and M&A PHASE TWO: 2014 Restructuring designed to streamline operations, accelerate profitability QLT transaction creates more competitive CD&L platform and stronger financial position QLT transaction establishes Canadian domicile, expands North American footprint and builds upon orphan drug platform History of targeted R&D and innovation Two products (TESTIM and XIAFLEX for DC) Developed a vision and strategy for future growth FOUNDATION

Auxilium: Cost Restructuring Increases Efficiency Corporate restructuring designed to streamline operations, maximize cash flow and drive sustainable earnings growth Focus on leaner operating model and continued importance of effective execution: Expected to reduce annual operating expenses by at least $75 million in 2015 and better align cost structure with current portfolio More specialized commercial operations Consolidation of three sales forces into two, strengthening focus on urologists and men’s healthcare franchise Maintain and build upon momentum for XIAFLEX for PD and STENDRA launches Continue to realize growth potential for XIAFLEX for DC, edex and TESTOPEL Targeted R&D spend on cellulite and Frozen Shoulder Syndrome Improved manufacturing efficiency Note: Cost reductions and subsequent spend do not factor in costs of future extraordinary litigation

Auxilium Int’l Corp.: Platform for Growth Merger with QLT designed to create platform to accelerate Auxilium’s transformation Canadian-domiciled structure creates competitive advantage Anticipated effective tax rate of mid 20% range by 2018 Potential for accelerated reduction through M&A and partnering Drives continued product & therapeutic area diversification Strong base business with growth potential Ophthalmology orphan drug program – partnering discussions ongoing Expands geographic footprint Strengthens balance sheet and financial position QLT had $138 million in cash and cash equivalents at end of 2Q Expected close in 4Q 2014

Auxilium Int’l Corp.: Advantaged Platform Value enhancement from the Canadian domicile to existing business Designed to reduce the long-term effective tax rate (ETR) from the high 30% range to the mid 20% range Potential for accelerated reduction in ETR through continued partnering and M&A September 2014 cost restructuring designed to stabilize cash flow and accelerate profitability Potential significant value benefits from future acquisitions and pipeline products Illustrative example: $250 million peak sales product with 10-year life 40-50% more value vs. prior corporate structure Planned deleveraging with QLT merger and cost restructuring expected to increase financial flexibility

Product Portfolio

Diversified Product Portfolio and R&D Pipeline Erectile Dysfunction Low Testosterone Peyronie’s Disease Adhesive Capsulitis Cellulite Orthopedics/ Dermatology PIPELINE TREATMENTS MEN’S HEALTHCARE Additional medications include: Ophthalmology* Impaired Dark Adaptation** PIPELINE TREATMENTS Leber Congenital Amaurosis** Retinitis Pigmentosa** *Subject to QLT merger **Partnering discussions currently ongoing Testosterone Gel 1% Authorized Generic

XIAFLEX: Overall Product Performance Strong initial launch momentum in Peyronie’s disease Stable growth traction in Dupuytren’s contracture 2Q 2014: $26.3M XIAFLEX U.S. Revenues by Quarter +75%

XIAFLEX for PD: Focused Launch Strategy

XIAFLEX® collagenase clostridium histolyticum

95,000 patients diagnosed in 2013[1]

TREATMENT MODALITIES				
Category	Invasive Surgical[1]	Invasive Non-Surgical[1]	Non-Invasive	No Treatment[2]
Description / Examples	Plication, grafting, prosthesis	Verapamil injection	Vitamin E, potaba, colchicine	
Patient Counts	*1,500 – 2,000*	*3,500 – 4,500*	*~52,000*	*~38,000*
Urology Centers	~1,000 Urologists treat PD invasively[1]		Additional ~7,000 Urologists[1]	
% of Invasive Procedures	~400 Urologists account for 90% of PD surgeries[3]		No invasive procedures performed[1]	
	Initial Focus		*Commercial Opportunity*	

1. IMS/SDI Claims Database, April 2014
2. Shindel, J Sex Med, 2008; LaRochelle, J Sex Med, 2007
3. Qforma IQ Map, utilizing Wolters-Kluwer claims data

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XIAFLEX for PD: Strong Initial Launch Momentum Auxilium Advantage; All numbers as of August 18 2014 94% Approved 52% Decision Made 48% Currently in Process PD Patients Submitted Through August 18, 2014 4,332 Total Physicians Certified Through August 18, 2014 1,335

XIAFLEX for PD: Strong Initial Launch Momentum 6,198 Vials Total * Vials shipped to physicians represents in-market demand. Revenues for PD are recognized by Company when sold to wholesalers. Estimates do not include vials shipped to large hospital centers that treat both PD and DC. Historical adjustments may affect historical demand figures over time. Estimated Vials Shipped to Physicians* July & August ONLY

XIAFLEX in DC: Stable Growth Traction 7% increase in vial sales over 2Q 2013 Stable XIAFLEX market share 33% YTD through June Increasing awareness & demand for DC procedures Rolling 12-month total procedures: April 2014: 66,324 April 2013: 63,201 4.9 % increase 2011 2012 2013 2014 XIAFLEX in DC: Quarterly Vial Sales1 1Minor historical adjustments may affect historical demand figures over time

STENDRA: First ED Drug Approved in 10 Years Exciting and distinct product profile Rapid – can be taken 30 minutes before sexual activity Able to be taken with food and modest alcohol Designed to be a selective PDE5 inhibitor; low incidence of AEs in clinical trials

STENDRA: Growth in Rx’s and Productivity STENDRA Rx Since Launch IMS Health, 2014; based on all data available as of June 30, 2014; * Revenues recognized by Company at time product shipped to wholesalers $6.1 Million in 2Q Revenues* Increasing number of total prescribers: End of Q1: 5,704 End of Q2: 11,349 99% increase Increase in productivity per target prescriber End of Q1: 5.2 Rxs End of Q2: 8.4 Rxs 62% increase 5.1 average pills per Rx as of Aug. 29, 2014

Weekly STENDRA TRx Share of Oral ED Market STENDRA: Initial Launch Traction IMS Health, 2014; based on all data available as of September 8, 2014 3.6% 1.6% 0.5% Jan Feb Mar Apr May Jun Jul Aug 5.0%

edex: Continued Market Leadership Market-leading injectable ED treatment Rapid onset; convenient single-dose dual-chamber cartridge Non-oral ED treatments represent ~0.5% of total ED TRx1 2Q 2014 revenues of $7.5 million 50% increase over 2Q 2013 51.8% retail market share as of 2Q 20141 1 IMS Health edex Retail TRx and TRx Market Share

TESTOPEL: Growth Opportunity


TESTOPEL
pellet size

- **Only FDA-approved long-acting testosterone pellet available**
  - Lasts ~3-4 months
- **1H 2014 net revenues of $36.2 M**
  - 15% price increase on April 1 believed to have driven $12-14 million product buy-in in 1Q 2014
  - A 2Q impact was expected
  - Additional wholesaler destocking believed to have affected 2Q ex-factory pellet sales
- **Continued progress on price book resets with payers updating weekly – 2/3 of top payers tracked have reset**
- **Restructuring and consolidation of ONE urology-focused sales force designed to promote greater TESTOPEL market penetration**

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R&D Pipeline and Franchise Management

Franchise Management: Label Expansion

- **STENDRA 15-Minute Label Expansion Opportunity**
  - PDUFA Date: September 20, 2014
  - If approved, STENDRA will be the **first and only** FDA approved PDE5i with a time of administration indication of as early as ~15 minutes
  - 15-minute onset is high on attribute list of expected PDE5i patient expectations[1]

- **XIAFLEX Multicord Label Expansion Opportunity**
  - PDUFA Date: October 20, 2014
  - Estimated that 35-40% of annual surgical procedures in U.S. are performed to treat more than one DC cord at a time[2]
  - Slightly more than half of DC patients have multiple fingers with contracture, but not necessarily same hand
    - HCP perspective is 57%[2] and 56% in DC patient chart audit[3]

1 Consumer Impact Research; January 2013
2 Ipsos DC Buying Process, Patient survey Aug-Sept 12, HCP survey Sept-Oct 12, HCP (n= 496, PCP= 126) all specialty samples contain targets and non-targets), DC sufferers n= 177; Brandware
3 Clarity Pharma DC Patient Chart Audit, n=331 HCPs and n=917 patient charts with DC (651 charts for patients that have a DC with a cord).

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R&D: Cellulite Phase 2a Clinical Trial Phase 2a trial results announced in August 2014 Randomized, placebo-controlled study of 150 women in U.S. Three doses of CCH (low (0.06mg), mid (0.48mg) and high (0.84mg) evaluated Mid and high level CCH doses demonstrated statistically significant improvement in cellulite across ALL endpoints Improvement in appearance of cellulite as measured by GAIS scores reported by both physicians and patients (p<0.05 and p<0.02) Improvement in the post-hoc composite responder analysis, as measured by combined physician and patient GAIS scores (p=0.021 and p=0.004) 68% of mid and high dose patients “Satisfied” or “Very Satisfied” with results vs. 34% on placebo Safety profile was consistent with use of CCH in other indications – well-tolerated by all dose groups with most AEs mild to moderate and limited to injection area Phase 2b trial initiation expected in 2Q 2015

Subject B – High Dose Texture Photography Day 1 Pre-Treatment Day 73 30 Days Following Last Treatment R&D: Cellulite Phase 2a Clinical Trial

Subject C – High Dose Texture Photography Day 1 Pre-Treatment Day 73 30 Days Following Last Treatment R&D: Cellulite Phase 2a Clinical Trial

R&D: Frozen Shoulder Syndrome

- **Prolonged, painful capsular collagen thickening; affects 2-5% of adults**
  - Full duration of frozen stage (Stage 2) can last from 1 to 3.5 years
  - Causes pain, stiffness and decreased range of motion
  - ~300,000 cases of FSS are diagnosed annually and ~10% are treated with an invasive intervention (surgery or manipulation under anesthesia)
    - Majority of cases managed with prolonged PT and steroid injections

- **Phase 2a study results announced in 2013**
  - Statistical significance demonstrated for forward flexion, shoulder abduction and improvement in pain

- **Phase 2b study initiated in 4Q 2013**
  - Double-blind, placebo-controlled; will enroll ~300 adults in U.S. and Australia
  - Designed to evaluate change in forward flexion and improvement in function and pain
  - Data expected in 1Q 2015

1. *Hsu JE, Anakwenze OA, Warrender WJ, Abboud JA. Current review of adhesive capsulitis. J Shoulder Elbow Surg. 2011 Mar;20(3):502 - 14.*

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FSS: Phase 2a Results Forward Flexion: Cohort 3 – 0.58 mg / 1 mL 42.9o (41.5%) Overall Improvement 103.4o Baseline 146.3o Post Treatment P<0.05 Comparison to Exercise Cohort

FSS: Phase 2a Results Shoulder Abduction: Cohort 3 – 0.58 mg / 1 mL 81.9o Baseline 135.6o Post Treatment 53.7o (65.6%) Overall Improvement P<0.05 Comparison to Exercise Cohort

Strategic Priorities & Upcoming Milestones

Strategic Priorities & Milestones Moving Forward Continue to successfully launch two new products: STENDRA for ED and XIAFLEX for PD Grow TESTOPEL and edex use with urologists Drive XIAFLEX to standard of care in Dupuytren’s Maximize value of current portfolio Successfully advance R&D opportunities Continue opportunistic approach to CD&L, aggressive partnering and M&A supported by new platform Maintain financial discipline and manage performance STENDRA 15-minute onset of action sNDA – PDUFA Date: September 20, 2014 XIAFLEX multiple cord label expansion sBLA – PDUFA Date: October 20, 2014 Topline Frozen Shoulder Phase 2b study results expected in 1Q 2015 Advance cellulite into Phase 2b in 2Q 2015 Close QLT merger in 4Q 2014 Preliminary joint proxy statement filed; Hart-Scott-Rodino clearance granted; Term Loan amendment obtained No SEC review of joint proxy statement Successfully execute cost restructuring designed to streamline operations, maximize cash flow and drive earnings growth; at least $75 million in annual cost savings to be realized in 2015

Appendix

2Q 2014 Net Revenue Details

AUXILIUM PHARMACEUTICALS, INC.
Table 1- 2nd Quarter 2014 Revenue Details
(In millions, except for percentages)
(Unaudited)

	3 Months Ended June 30, 2014	3 Months Ended June 30, 2013	Increase (Decrease)	6 Months Ended June 30, 2014	6 Months Ended June 30, 2013	Increase (Decrease)
Testim revenues-						
Net U.S. revenues - brand	$11.9	$53.2	-78%	$22.8	$98.5	-77%
Net U.S. revenues - AG	13.3	-	N/A	13.3	-	N/A
International revenues	0.9	1.2	-25%	1.8	1.4	29%
Total Testim revenues	$26.1	$54.4	-52%	$37.9	$99.9	-62%
XIAFLEX revenues-						
Net U.S. revenues	$26.3	$15.0	75%	$42.9	$26.9	59%
International revenues	3.1	3.9	-21%	6.3	12.7	-50%
Total XIAFLEX revenues	$29.4	$18.9	56%	$49.2	$39.6	24%
TESTOPEL U.S. revenues*	4.2	14.4	-71%	36.2	14.4	151%
STENDRA U.S. revenues	6.1	-	N/A	17.7	-	N/A
Edex U.S. revenues*	7.5	5.0	50%	13.0	5.0	160%
Other Actient U.S. revenues*	9.7	7.8	24%	17.5	7.8	124%
Total net revenues	$83.0	$100.5	-17%	$171.5	$166.7	3%

* For the three and six months ended June 30, 2013, Actient revenues are included for the period from April 26, 2013 to June 30, 2013. The three and six months ended June 30, 2014 include Actient revenues for the entire period.

Note: International revenues represent amortization of deferred upfront and milestone payments received on our licensing agreements, together with royalties earned on product sales by licensees.

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2Q Reconciliation: GAAP to Non-GAAP Net Loss 3 Months Ended June 30, 2014 3 Months Ended June 30, 2013 GAAP Adjustments Non-GAAP GAAP Adjustments Non-GAAP Net revenues* 83.0 $ - $ 83.0 $ 100.5 $ - $ 100.5 $ Operating expenses: Cost of goods sold 30.1 (0.1) (a) 30.0 27.2 (4.5) (a) 22.7 Research and development 11.3 (0.7) (b) 10.6 13.6 (0.7) (b) 12.9 Selling, general and administrative 69.2 (10.3) (c) 58.9 74.9 (24.2) (c) 50.7 Amortization of purchased intangibles 20.0 (20.0) (d) - 10.9 (10.9) (d) - Contingent consideration (20.4) 20.4 (e) - 2.3 (2.3) (e) - Total operating expenses 110.2 (10.7) 99.5 128.9 (42.6) 86.3 Income (loss) from operations (27.2) 10.7 (16.5) (28.4) 42.6 14.2 Interest income (expense), net (9.4) 4.0 (f) (5.4) (6.9) 3.7 (f) (3.2) Income (loss) before income taxes (36.6) 14.7 (21.9) (35.3) 46.3 11.0 Income tax benefit (expense) 0.1 - (g) 0.1 78.0 (78.0) (g) - Net income (loss) (36.5) $ 14.7 $ (21.8) $ 42.7 $ (31.7) $ 11.0 $ Net income (loss) per common share: Basic (0.73) $ (0.44) $ 0.87 $ 0.22 $ Diluted (0.73) $ (0.44) $ 0.86 $ 0.22 $ Shares used to compute net income (loss) per common share: Basic 50.2 50.2 49.3 49.3 Diluted 50.2 50.2 49.6 49.6 AUXILIUM PHARMACEUTICALS, INC. Table 2 - Reconciliation of GAAP to Non-GAAP Net Income (Loss) (In millions, except per share amounts) (Unaudited) * For the three months ended June 30, 2013, Actient revenues are included for the time period from April 26, 2013 to June 30, 2013. The three months ended June 30, 2014 include Actient revenues for the entire period.

2Q Reconciliation: GAAP to Non-GAAP Net Loss

	3 Months Ended June 30, 2014	3 Months Ended June 30, 2013
Adjustments to:		
(a) Costs of goods sold:		
Employee stock-based compensation (1)	(0.1)	-
Acquired inventory step-up value (2)	-	(4.5)
	$ (0.1)	$ (4.5)
(b) Research and development:		
Employee stock-based compensation (1)	(0.7)	(0.7)
(c) Selling, general and administrative:		
Employee stock-based compensation (1)	(4.3)	(3.5)
Acquisition related severance costs (3)	-	(10.0)
Acquisition related transaction and integration costs (3)	(6.0)	(10.7)
Total	$ (10.3)	$ (24.2)
(d) Amortization of purchased intangibles (4)	(20.0)	(10.9)
(e) Change in contingent consideration (5)	20.4	(2.3)
(f) Interest income (expense), net		
Non-cash interest expense related to term loan and convertible debt (6)	4.0	3.7
(g) Income tax benefit (7)	-	(78.0)

(1) The effects of employee stock-based compensation are excluded because of varying available valuation methodologies and subjective assumptions. We believe this is a useful measure for investors because such exclusion facilitates comparison to peer companies who also provide similar non-GAAP disclosures and is reflective of how Auxilium management internally manages the business.

(2) The effects of recognition of the step-up in value of inventory acquired in the Actient acquisition are excluded because this expense is non-cash and, consequently, we believe investors are able to more accurately compare our operating results to those of our peer companies. Additionally, the amounts excluded are not indicative of anticipated ongoing operations.

(3) The effects of expenses related to the Actient acquisition and integration as well as the expenses related to the pending merger with QLT Inc are excluded because of the non-recurring nature of these expenses, and we believe such exclusion facilitates investors' ability to more accurately compare our operating results to those of our peer companies. Additionally, the amounts excluded are not indicative of anticipated ongoing operations.

(4) The effects of amortization of intangible assets acquired in the Actient and STENDRA acquisitions are excluded because this expense is non-cash, and we believe such exclusion facilitates investors' ability to more accurately compare our operating results to those of our peer companies.

(5) The effects of change in contingent consideration are excluded due to the nature of this charge, which is related to the change in the fair value of the liability for contingent consideration in connection with the acquisitions of Actient and STENDRA. We believe such exclusion facilitates investors' ability to more accurately compare our operating results to those of our peer companies.

(6) The effects of non-cash interest related to the term loan as well as the convertible senior notes due 2018 are excluded. We believe such exclusion facilitates an understanding of the effects of the debt service obligations on the Company's liquidity and comparisons to peer group companies, and is reflective of how Auxilium management internally manages the business.

(7) The effect of non-cash tax benefit related to the acquisition of Actient is excluded because of its non-recurring nature. We believe such exclusion facilitates investors ability to more accurately compare our operating results to those of our peer companies.

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1H 2014 Reconciliation: GAAP to Non-GAAP Net Loss 6 Months Ended June 30, 2014 6 Months Ended June 30, 2013 GAAP Adjustments Non-GAAP GAAP Adjustments Non-GAAP Net revenues* 171.5 $ - $ 171.5 $ 166.7 $ - $ 166.7 $ Operating expenses: Cost of goods sold 48.2 (0.1) (a) 48.1 42.3 (4.6) (a) 37.7 Research and development 22.3 (1.4) (b) 20.9 25.5 (1.4) (b) 24.1 Selling, general and administrative 147.2 (14.6) (c) 132.6 119.2 (27.2) (c) 92.0 Amortization of purchased intangibles 39.8 (39.8) (d) - 10.9 (10.9) (d) - Contingent consideration (12.7) 12.7 (e) - 2.3 (2.3) (e) - Total operating expenses 244.8 (43.2) 201.6 200.2 (46.4) 153.8 Loss from operations (73.3) 43.2 (30.1) (33.5) 46.4 12.9 Interest income (expense), net (19.0) 8.1 (f) (10.9) (10.0) 5.8 (f) (4.2) Loss before income taxes (92.3) 51.3 (41.0) (43.5) 52.2 8.7 Income tax benefit (expense) (0.2) - (g) (0.2) 78.0 (78.0) (g) - Net Income (Loss) (92.5) $ 51.3 $ (41.2) $ 34.5 $ (25.8) $ 8.7 $ Net income (loss) per common share: Basic (1.85) $ (0.82) $ 0.70 $ 0.18 $ Diluted (1.85) $ (0.82) $ 0.70 $ 0.18 $ Shares used to compute net income (loss) per common share: Basic 50.0 50.0 49.3 49.3 Diluted 50.0 50.0 49.6 49.6 AUXILIUM PHARMACEUTICALS, INC. Table 2- Reconciliation of GAAP to Non-GAAP Net Income (Loss) (In millions, except per share amounts) (Unaudited) * For the six months ended June 30, 2013, Actient revenues are included for the period from April 26, 2013 to June 30, 2013. The six months ended June 30, 2014 include Actient revenues for the entire period.

1H 2014 Reconciliation: GAAP to Non-GAAP Net Loss

	6 Months Ended June 30, 2014	6 Months Ended June 30, 2013
Adjustments to:		
(a) Costs of goods sold:		
Employee stock-based compensation (1)	(0.1)	(0.1)
Acquired inventory step-up value (2)	-	(4.5)
	$ (0.1)	$ (4.6)
(b) Research and development:		
Employee stock-based compensation (1)	(1.4)	(1.4)
(c) Selling, general and administrative:		
Employee stock-based compensation (1)	(7.7)	(6.5)
Acquisition related severance costs (3)	-	(10.0)
Acquisition related transaction and integration costs (3)	(6.9)	(10.7)
Total	$ (14.6)	$ (27.2)
(d) Amortization of purchased intangibles (4)	(39.8)	(10.9)
(e) Change in contingent consideration (5)	12.7	(2.3)
(f) Interest income (expense), net		
Non-cash interest expense related to term loan and convertible debt (6)	8.1	5.8
(g) Income tax benefit (7)	-	(78.0)

(1) The effects of employee stock-based compensation are excluded because of varying available valuation methodologies and subjective assumptions. We believe this is a useful measure for investors because such exclusion facilitates comparison to peer companies who also provide similar non-GAAP disclosures and is reflective of how Auxilium management internally manages the business.

(2) The effects of recognition of the step-up in value of inventory acquired in the Actient acquisition are excluded because this expense is non-cash and, consequently, we believe investors are able to more accurately compare our operating results to those of our peer companies. Additionally, the amounts excluded are not indicative of anticipated ongoing operations.

(3) The effects of expenses related to the Actient acquisition and integration as well as the expenses related to the pending merger with QLT Inc are excluded because of the non-recurring nature of these expenses, and we believe such exclusion facilitates investors' ability to more accurately compare our operating results to those of our peer companies. Additionally, the amounts excluded are not indicative of anticipated ongoing operations.

(4) The effects of amortization of intangible assets acquired in the Actient and STENDRA acquisitions are excluded because this expense is non-cash, and we believe such exclusion facilitates investors' ability to more accurately compare our operating results to those of our peer companies.

(5) The effects of change in contingent consideration are excluded due to the nature of this charge, which is related to the change in the fair value of the liability for contingent consideration in connection with the acquisitions of Actient and STENDRA. We believe such exclusion facilitates investors' ability to more accurately compare our operating results to those of our peer companies.

(6) The effects of non-cash interest related to the term loan as well as the convertible senior notes due 2018 are excluded. We believe such exclusion facilitates an understanding of the effects of the debt service obligations on the Company's liquidity and comparisons to peer group companies, and is reflective of how Auxilium management internally manages the business.

(7) The effect of non-cash tax benefit related to the acquisition of Actient is excluded because of its non-recurring nature. We believe such exclusion facilitates investors ability to more accurately compare our operating results to those of our peer companies.

AUXILIUM
Auxilium Pharmaceuticals, Inc. | 2014
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